Dreyfus PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
   We are pleased to provide you with this report on the Dreyfus Pennsylvania Municipal Money Market Fund for the six-month period ended March 31, 1998. Your Fund produced an annualized yield of 2.98% and, after taking into account the effect of compounding, the annualized effective yield was 3.03%.* THE ECONOMY
    Defying concerns that the Asian financial crisis would depress U.S. economic growth, the economy has remained quite firm in recent months. The Federal Reserve Board's Beige Book survey of regional economic conditions, published March 18, found that despite a decline in export sales to Asia, the U.S. economy is thriving in all regions. The Fed report cited specific strength in rising industrial activity, good retail sales, and strong demand for labor. El Nino has added at least one boost to the economy through plunging oil prices and warm weather that has stimulated some spring spending, especially on housing and related items. Housing starts rose 6% during February. Indeed, consumers appear to be in good shape, with the Conference Board reporting that its index of consumer confidence rose to
138.3 in February, from a revised 128.3 in January. The February figure was the highest since October 1968. The latest figures on real Gross Domestic Product (GDP) growth show a 3.9% annual rate during 1997, and analysts estimated first-quarter 1998 GDP growth to be running at 3.5% or more.
    In fact, it appears that the Asian crisis may have actually stimulated growth by reducing inflation expectations and lowering long-term interest rates. The Fed Beige Book survey noted that inflation seems "eerily calm." The Consumer Price Index for February rose only .1%, held down by falling oil prices. The inflation rate for 1997 was just 1.4%. With inflation staying so low, the Fed has had no reason to raise interest rates during the recent reporting period, although a surging economy might otherwise have dictated some tightening action. In the money market, interest rates on short-term securities remained virtually unchanged during the month of March. Market participants appear to be in a wait-and-see mode, as reduced Treasury borrowing needs continue to reduce the supply of money market securities while demand remains steady.
MARKET ENVIRONMENT/PORTFOLIO
    While the Fed has remained quiet over the past six months, market technicals (i.e., supply/demand) have played a major role in our overall investment strategy. By early fall 1997, the market had fully absorbed the substantial number of financings that had been issued over the summer months. Soon after, note yields settled into a trading range which remained relatively unchanged until the latter part of the year. In late December, the short-term municipal market experienced a sharp, albeit temporary, rise in short-term rates as a result of corporate seasonal "window dressing." Dealers priced securities at attractive levels in order to minimize their inventories, which helped to boost your Fund's yield. The situation reversed in January as assets flowed back into the tax-exempt money funds, thereby putting downward pressure on rates. During this period, yields on tax-exempt money market funds fluctuated in response to these supply and demand imbalances.
    By mid-January, the market stabilized and normal trading patterns, for the most part, returned. While high-quality Pennsylvania issues continued to be in short supply, we continued to seek attractive buying opportunities to extend your Fund's average maturity as tax season approached. The short-term municipal market typically experiences redemptions as a result of tax payment needs. This, in turn, can place temporary upward pressure on yields as demand lessens. To the extent that Pennsylvania-exempt paper becomes available, we will look for attractive buying opportunites, and of course, all new investments will continue to meet our high credit-quality standards, and provide a significant level of liquidity, commensurate with the needs of the Fund.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in this Fund and in The Dreyfus Corporation.
                              Very truly yours,

                      [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1998
New York, N.Y.
* Annualized effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                              MARCH 31, 1998
                                                                                                  Principal
Tax Exempt Investments-100.0%                                                                      Amount           Value
                                                                                                 _____________   _____________
Pennsylvania-92.9%
Allegheny County Hospital Development Authority, Revenue, VRDN
    (Saint Francis Medical Center)
    3.80%, Series A (LOC; First National Bank of Chicago) (a,b).............                    $    5,000,000  $   5,000,000
Allegheny County Port Authority, GAN
    3.85%, Series A, 6/30/98 (LOC; PNCBank) (a).............................                         3,000,000      3,000,000
Beaver County Industrial Development Authority, PCR, Refunding, VRDN
    (Atlantic Richfield Project) 3.65% (LOC; Atlantic Richfield Co.) (a,b)..                         3,650,000      3,650,000
Bucks County Industrial Development Authority, IDR, VRDN (Oxford Falls
Project)
    3.70% (Corp. Guaranty; Household Finance Corp.) (b).....................                           900,000        900,000
Butler County Industrial Development Authority, Revenue (Lutheran Welfare)
    3.80%, Series A, 11/1/98 (LOC; PNC Bank) (a)............................                         7,260,000      7,260,000
Carbon County Industrial Development Authority, RRR, CP (Panther CreekPartners)
    3.50%, Series A, 5/14/98 (LOC; National Westminster Bank) (a)...........                         2,000,000      2,000,000
Columbia County Industrial Development Authority, IDR, VRDN (Kleerdex Co.
Project)
    4.25% (LOC: Bank of Tokyo-Mitsubishi and Sanwa Bank) (a,b)..............                         1,700,000      1,700,000
Delaware County Industrial Development Authority, PCR, Refunding, CP
    (Philadelphia Electric):
      3.40%, Series C, 5/14/98 (Insured; FGIC and Liquidity Facility; FGIC).                         5,000,000      5,000,000
      3.60%, Series C, 5/14/98 (Insured; FGIC and Liquidity Facility; FGIC).                         5,000,000      5,000,000
Doylestown Hospital Authority, HR, VRDN (Doylestown)
    3.25%, Series B (Insured; AMBAC and Liquidity Facility; PNC Bank) (b)...                         5,500,000      5,500,000
Emmaus General Authority, Revenue, VRDN
    3.30%, Series F-5 (GIC; Goldman Sachs and Co.) (b)......................                         3,000,000      3,000,000
Erie County Industrial Development Authority, Revenue, VRDN
    (McInnes Steel Co. Project) 3.85% (LOC; Huntington National Bank) (a,b).                         1,100,000      1,100,000
Lehigh County Industrial Development Authority, Industrial and Commercial
    Development Revenue, VRDN (Radnor/Lehigh Corp. Project)
    3.775% (LOC; Dresdner Bank) (a,b).......................................                         8,065,000       8,065,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, VRDN
    3.80%, Series B (LOC; Student Loan Marketing Association) (a,b).........                         4,500,000       4,500,000
Pennsylvania Higher Educational Facilities Authority, CICUFinancing Program
Revenue
    (Saint Francis College)
      4.50%, Series B-7, 11/1/98 (LOC; Allied Irish Banks) (a)..............                         3,000,000       3,010,632
State of Pennsylvania, TRAN
    4.50%, 6/30/98..........................................................                         5,000,000       5,008,666
Philadelphia, TRAN 4.50%, Series A, 6/30/98.................................                        11,000,000      11,019,323
Philadelphia Redevelopment Authority, VRDN(Southwark Plaza Project)
    3.80%, Series A (LOC; PNCBank) (a,b)....................................                         4,000,000       4,000,000

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     MARCH 31, 1998
                                                                                                   Principal
Tax Exempt Investments (continued)                                                                  Amount          Value
                                                                                                 _____________   _____________

Pennsylvania (continued)
Schuylkill County Industrial Development Authority, VRDN:
    Revenue (Pine Grove Landfill Inc.)
      3.95% (LOC; Bank of Boston) (a,b).....................................                     $   6,700,000   $   6,700,000
    RRR, Refunding (Northeastern Power Co.)
      3.85%, Series B (LOC; Credit Locale de France) (a,b)..................                         2,100,000       2,100,000
Temple University of the Commonwealth System of Higher Education
    (University Funding Obligation) 4.75%, 5/18/98..........................                         4,000,000       4,004,209
Venango Industrial Development Authority, RRR, CP (Scrubgrass Project):
    3.70%, 5/11/98 (LOC; National Westminster Bank) (a).....................                         2,700,000       2,700,000
    3.50%, 7/10/98 (LOC; National Westminster Bank) (a).....................                         3,900,000       3,900,000
Washington County Authority, LR, VRDN (Higher Education Pooled Equipment Lease)
    3.75%, Series A (LOC; First Union National Bank of North Carolina) (a,b)                         5,595,000       5,595,000
York General Authority, Pooled Finance Revenue, VRDN
    3.80% (LOC; First Union National Bank of North Carolina) (a,b)..........                         4,000,000       4,000,000

U.S. Related-7.1%
Commonwealth of Puerto Rico Government Development Bank, CP
    3.40%, 7/14/98..........................................................                         5,294,000       5,294,000
Commonwealth of Puerto Rico Highway and Transportation Authority,
    Transportation Revenue, VRDN
    3.20%, Series A (Insured; AMBAC and Liquidity Facility; Bank of Nova Scotia) (b)                 3,000,000       3,000,000
                                                                                                                 _____________

TOTAL INVESTMENTS (cost $116,006,830).......................................                                      $116,006,830
                                                                                                                 =============



DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC      Letter of Credit
CP            Commercial Paper                                   LR       Lease Revenue
FGIC          Financial Guaranty Insurance Company               PCR      Pollution Control Revenue
GAN           Grant Anticipation Notes                           RRR      Resources Recovery Revenue
GIC           Guaranteed Investment Contract                     TRAN     Tax and Revenue Anticipation Notes
HR            Housing Revenue                                    VRDN     Variable Rate Demand Notes
IDR           Industrial Development Revenue



Summary of Combined Ratings (Unaudited)
Moody's                    or           Standard & Poor's               Percentage of Value
_______                                 ________________                _________________
VMIG1/MIG1, P1 (c)                      SP1+/SP1, A1+/A1 (c)                  85.6%
VMIG2/MIG2, P2                          SP2/A2                                 1.4
Aaa/Aa (d)                              AAA/AA (d)                             9.6
Not Rated (e)                           Not Rated (e)                          3.4
                                                                             _______
                                                                              100.0%
                                                                             =======


Notes to Statement of Investments:
(a) Secured by letters of credit. At March 31, 1998, 57.8% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and corporations, of which PNCBank provided letters of credit to 12.1% of the Fund's net assets.
(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(c) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard &Poor's, respectively.
(d) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
(e) Securities which, while not rated by Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                 MARCH 31, 1998 (UNAUDITED)
                                                                                                     Cost           Value
                                                                                                 _____________   _____________
ASSETS:                          Investments in securities-See Statement of Investments           $116,006,830    $116,006,830
                                 Cash.......................................                                         1,060,215
                                 Interest receivable........................                                         1,143,825
                                                                                                                 _____________
                                                                                                                   118,210,870
                                                                                                                 _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          62,912
                                 Accrued expenses...........................                                            39,203
                                                                                                                 _____________
                                                                                                                       102,115
                                                                                                                 _____________

NET ASSETS..................................................................                                      $118,108,755
                                                                                                                 =============

REPRESENTED BY:                  Paid-in capital............................                                      $118,132,804
                                 Accumulated net realized gain (loss) on investments                                   (24,049)
                                                                                                                 _____________
NET ASSETS..................................................................                                      $118,108,755
                                                                                                                 =============

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                       118,132,804

NET ASSET VALUE, offering and redemption price per share....................                                             $1.00
                                                                                                                         =====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                        SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income......................                                              $2,330,501
EXPENSES:                        Management fee-Note 2(a).............                    $   323,170
                                 Professional fees....................                         26,588
                                 Shareholder servicing costs-Note 2(b)                         22,544
                                 Registration fees....................                          7,823
                                 Custodian fees.......................                          7,231
                                 Prospectus and shareholders' reports.                          5,784
                                 Trustees' fees and expenses-Note 2(c)                          4,499
                                 Miscellaneous........................                          2,546
                                                                                          ___________
                                     Total Expenses...................                                                 400,185
                                                                                                                   ___________
INVESTMENT INCOME-NET, representing net increase in net assets
                       resulting from operations.............................................                       $1,930,316
                                                                                                                   ===========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                   March 31, 1998     Year Ended
                                                                                    (Unaudited)    September 30, 1997
                                                                                    __________     __________________
OPERATIONS:
  Investment income-net...............................................           $     1,930,316  $      4,103,592
  Net realized gain (loss) on investments.............................                    --                (2,544)
                                                                                  ______________    ______________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                 1,930,316         4,101,048
                                                                                  ______________    ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                (1,930,316)       (4,103,592)
                                                                                  ______________    ______________
BENEFICIALINTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.......................................               114,361,560       289,225,274
  Dividends reinvested................................................                 1,840,131         3,919,938
  Cost of shares redeemed.............................................              (129,143,932)     (314,009,714)
                                                                                  ______________    ______________
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions          (12,942,241)      (20,864,502)
                                                                                  ______________    ______________
      Total Increase (Decrease) in Net Assets.........................               (12,942,241)      (20,867,046)
NET ASSETS:
  Beginning of Period.................................................               131,050,996       151,918,042
                                                                                  ______________    ______________
  End of Period.......................................................             $ 118,108,755     $ 131,050,996
                                                                                  ==============    ==============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                     Six Months Ended
                                                            March 31, 1998          Year Ended September 30,
                                                                        _____________________________________________
PER SHARE DATA:                                        (Unaudited)       1997     1996      1995      1994       1993
                                                        __________      ______   ______    ______    ______    ______
    Net asset value, beginning of period..              $  1.00        $  1.00  $  1.00   $  1.00   $  1.00   $  1.00
                                                         ______         ______   ______    ______    ______    ______
    Investment Operations:
    Investment income-net.................                  .015           .030     .030      .034      .025      .024
                                                         ______         ______   ______    ______    ______    ______
    Distributions:
    Dividends from investment income-net..                 (.015)         (.030)   (.030)    (.034)    (.025)    (.024)
                                                         ______         ______   ______    ______    ______    ______
    Net asset value, end of period........                $1.00          $1.00    $1.00     $1.00     $1.00     $1.00
                                                         ======         ======   ======    ======    ======    ======
TOTAL INVESTMENT RETURN...................                 3.01% *        3.03%    3.04%     3.50%     2.54%     2.45%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .62% *        .66%      .68%      .42%      .20%      .28%
    Ratio of net investment income
      to average net assets...............                 2.99%*         2.99%    3.00%     3.45%     2.51%     2.41%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                   --             --      .01%      .27%      .47%      .45%
    Net Assets, end of period (000's Omitted)          $118,109       $131,051 $151,918   $142,731 $140,723  $135,096
*  Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Pennsylvania Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $21,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through September 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $100 of the carryover expires in fiscal 2000, $3,600 expires in fiscal 2003 and $17,800 expires in fiscal 2004.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1998, the Fund was charged $25,548 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $32,495 pursuant to the transfer agency agreement.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS PENNSYLVANIA
MUNICIPAL MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940








Printed in U.S.A.                            104SA983
Registration Mark
[Dreyfus logo]
Pennsylvania
Municipal Money
Market Fund
Semi-Annual
Report
March 31, 1998